VARIABLE INSURANCE FUNDS

                        Supplement dated December 5, 2001
                       to the Prospectus dated May 1, 2001

                              AmSouth Mid Cap Fund

Robert W. Deaton is no longer with Bennett Lawrence Management, LLC. Van Schreiber will continue to be the Chief Portfolio Manager of the Fund. He is assisted by Joe Francfort and a team of in-house research analysts.




          Investors should retain this supplement for future reference.